EXHIBIT I

March 15, 2006

Assertion of Management of GMAC Commercial Mortgage Corporation

As of and for the year ended December 31, 2005, GMAC Commercial Mortgage Corporation (the "Servicer"), has complied, in all material respects, with the minimum servicing standards set forth in its Special Servicing Policy (attached in Exhibit III), which was derived from the Mortgage Bankers Association of America's Uniform Single Attestation Program for Mortgage Bankers.

As special servicer for the transactions included in Exhibit II, the Company only performs certain functions with respect to loan servicing.

As of December 31, 2005, the company was covered by various General Motors Corporation insurance policies providing for $350 million of fidelity bond insurance and $100 million of errors and omissions insurance.

/s/ Robert D. Feller
Robert D. Feller
Chief Executive Officer
March 15, 2006
Date

/s/ Eric R. Lindner
Eric R. Lindner
Executive Vice President, Real Estate Services Group
March 15, 2006
Date

/s/ Wayne D. Hoch
Wayne D. Hoch
Executive Vice President and
Chief Financial Officer
March 15, 2006
Date

EXHIBIT II
GMAC COMMERCIAL MORTGAGE CORPORATION

TRANSACTIONS ASSOCIATED WITH SPECIAL SERVICING
RESPONSIBILITIES

Deal	Description
ACMF 1997-C1	Amresco Commercial Mortgage Funding I Corp, Series 1997-C1
Aetna 1995-C5	Aetna 1995 Commercial Mortgage Trust, 1995-C5
AFLF 1998-A	Atherton Franchise 1998-A
ARTESIA 1998-C1	Artesia Mortgage CMBS, Series 1998-C1
ASC1996-MDVI	Asset Securitization Corp., Series 1996-MD6
BACM 2000-1	Bank Of America Commercial Mortgage, Series 2000-1
BASS 2002-X1	Bank Of America Structured Securities, Series 2002-X1
BS 1998-C1	Bear Steams Commercial Mortgage Securities Inc., Series 1998-C1
BS 1999-C1	Bear Sterns Commercial Mortgage Securities Inc., Series 1999-C1
BS 1999-WF2	Bear Steams Commercial Mortgage Securities Inc., Series 1999-WF2
BS 2000-WF1	Bear Steams Commercial Mortgage Securities Inc., Series 2000-WF1
BS 2000-WF2	Bear Steams Commercial Mortgage Securities Inc., Series 2000-WF2
BS 2001-TOP2	Bear Steams Commercial Mortgage Securities Inc., Series 2001-Top2
BS 2001-TOP4	Bear Steams Commercial Mortgage Securities Inc., Series 2001-Top4
BS 2002-TOP6	Bear Steams Commercial Mortgage Securities Inc., Series 2002-Top6
BS 2003-PWR2	Bear Stems Commercial Mortgage Securities Inc., Series 2003-PWR2
BS 2004-BBA3	Bear Steams Commercial Mortgage Securities Inc., Series 2004-BBA3
BS 2005-PWR9	Bear Stems Commercial Mortgage Securities Inc., Series 2005-PWR9
BTR 1999-S1	BTR-2 Trust, Series 1999-S1
CALW-2003	Calwest Industrial Trust n, Series 2003-CALW
CARC 2002-1	WP Carey Commercial Mortgage Trust, Series 2002-1
CBM 1996-1	CBM Funding Corp., Series 1996-1
CCA One, Series 2	Commercial Capital Access One (DYNEX), Series 2
CCA One, Series 3	Commercial Capital Access One (DYNEX), Series 3
CCIC 2002-CCL1	Column Canada Issuer Corp., Series 2002-CCL1
CCMSI 2004-FL1	Citigroup Commercial Mortgage Securities Inc., Series 2004-FL1
CCMSI 2005-EMG	Citigroup Commercial Mortgage Securities Inc., Series 2005-EMG
CDC 2002-FX1	CDC Commercial Mortgage Trust, Series 2002-FX1
Chase 1997-1	Chase Commercial Mortgage Securities Corp, Series 1997-1
Chase 1998-2	Chase Commercial Mortgage Securities Corp., Series 1998-2
Chase 2000-2	Chase Commercial Mortage Securities Corp., Series 2000-2
CLASI_SFC	CLAS I/Steamboat Finance Corp.
CMAC 1996-2	Commercial Mortage Acceptance Corp., Series 1996-2
College and University Facility Loan Trust One	U.S. Dept. of Education College and University Facility Loan Trust One
College and University Facility Loan Trust Two	U.S. Dept. of Education College and University Facility Loan Trust Two
COMM 2001-J2	Deutsche Mortgage & Asset Receiving Corp., Series COMM 2001-J2
COMM 2003-FL9	COMM Commercial Mortgage, Series COMM 2003-FL9
COMM 2005-C6	COMM Commercial Mortgage, Series COMM 2005-C6
Crest G-Star 2001-1	Crest G-Star 2001-1 CDO

EXHIBIT II

Crystal 1996-1	Crystal Run Property 1996-1
CSFB 1997-PS1	Credit Suisse First Boston Mortgage Securities Corp., 1997-PS1
CSFB 1998-PS2	Credit Suisse First Boston Mortgage Securities Corp., Series 1998-PS2
CSFB 1999-PS3	Credit Suisse First Boston Mortgage Securities Corp., Series 1999-PS3
CSFB 2000-PS4	Credit Suisse First Boston Mortgage Securities Corp., Series 2000-PS4
CSFB 2001-CF2	Credit Suisse First Boston Mortgage Securities Corp., Series 2001-CF2
CSFB 2001-SPG1	Credit Suisse First Boston Mortgage Securities Corp., Series 2001-SPG1
CSFB 2002-CP5	Credit Suisse First Boston Mortgage Securities Corp., Series 2002-CP5
CSFB 2005-CND2	Credit Suisse First Boston Mortgage Securities Corp., Series 2005-CND2
Dillon Reed 1993-K1	Dillon Reed 1993-K1
Dillon Reed 1994-K1	Dillon Reed 1994-K1
Dillon Reed 1994-K2	Dillon Reed 1994-K2
DLJ 1994-MF1	DLJ Mortgage Acceptance Corporation, Series 1994-MF1
DLJ 1998-CF1	DLJ Commercial Mortgage Corp. Series 1998-CF1
DLJ 1999-CG3	DLJ Commercial Mortgage Corp. Series 1999-CG3
DLJ 2000-CF1	DLJ Commercial Mortgage Corp. Series 2000-CF1
FC 1994-1	Forest City 1994-1
FNMA 1998-M1	Fannie Mae Multifamily Remic Trust, Series 1998-M1
G3 2002-WL1	G3 Strategic Investments, LP Series 2002-WL1
GCCFC 2003-C1	Greenwich Capital Commercial Funding Corp. Series GCCFC 2003-C1
GCCFC 2005-GG3	Greenwich Capital Commercial Funding Corp, Series 2005-GG3
GE Community #01	U.S. Dept. of Agr Farmers Home Admin. Comm .Prog. Loan Trust 1987 A
GECC 2000-1	GE Capital Commercial Mortgage Corp., Series 2000-1
GECC 2001-2	GE Capital Commerical Mortgage Corp., Series 2001-2
GECC 2002-1	GE Capital Commerical Mortgage Corp., Series 2002-1
GECC 2003-C1	GE Capital Commerical Mortgage Corp., Series 2003-C1
GFCM 2003-1	GFCM, Commercial Mortgage,, Series 2003-1
GGPMP 2001-GGP1	GGP Mall Property Trust, 2001-GGP1
GMAC 1996-C1	GMAC Commercial Mortgage Securities, Series 1996-C1
GMAC 1997-C1	GMAC Commercial Mortgage Securities, Series 1997-C1
GMAC 1997-C2	GMAC Commercial Mortgage Securities, Series 1997-C2
GMAC 1998-C1	GMAC Commercial Mortgage Securities, Series 1998-C1
GMAC 1998-C2	GMAC Commercial Mortgage Securities, Series 1998-C2
GMAC 1999-C1	GMAC Commercial Mortgage Securities, Series 1999-C1
GMAC 1999-C2	GMAC Commercial Mortgage Securities, Series 1999-C2
GMAC 1999-C3	GMAC Commercial Mortgage Securities, Series 1999-C3
GMAC 1999-CTL1	GMAC Commercial Mortgage Securities, Series 1999-CTL1
GMAC 2000-C1	GMAC Commercial Mortgage Securities, Series 2000-C1
GMAC 2000-C2	GMAC Commercial Mortgage Securities, Series 2000-C2
GMAC 2000-C3	GMAC Commercial Mortgage Securities, Series 2000-C3
GMAC 2000-FL1	GMAC Commercial Mortgage Securities, Series 2000-FL1
GMAC 2000-FL-A	GMAC Commercial Mortgage Securities, Series 2000-FL-A

EXHIBIT II

GMAC 2000-FL-F	GMAC Commercial Mortgage Securities, Series 2000-FLF
GMAC 2001-Cl	GMAC Commercial Mortgage Securities, Series 2001-C1
GMAC 2001-C2	GMAC Commercial Mortgage Securities, Series 2001-C2
GMAC 2001-FL1	GMAC Commercial Mortgage Securities, Series 2001-FL1
GMAC 2001-FLA	GMAC Commercial Mortgage Securities, Series 2001-FLA
GMAC 2002-Cl	GMAC Commercial Mortgage Securities, Series 2002-C1
GMAC 2002-C2	GMAC Commercial Mortgage Securities, Series 2002-C2
GMAC 2002-C3	GMAC Commercial Mortgage Securities, Series 2002-C3
GMAC 2002-FL1	GMAC Commercial Mortgage Securities, Series 2002-FL1
GMAC 2002-FX1	GMAC Commercial Holding Capital Markets, Corp., Series GMAC 2002-FX1
MAC 2003-C1	GMAC Commercial Mortgage Securities, Series 2003-C1
GMAC 2003-C2	GMAC Commercial Mortgage Securities, Series 2003-C2
GMAC 2003-DE	GMAC Commercial Mortage Asset Corp., Series GMAC 2003-Double Eagle
GMAC 2003-FL1	GMAC Commercial Mortgage Securities, Series 2003-FL1
GMAC 2003-FLA	GMAC Commercial Mortgage Asset Corp., Series 2003-FLA
GMAC 2003-FL-SNF	GMAC Commercial Mortage Asset Corp. Series 2003 FL-SNF
GMAC 2003-PMSRLP	GMAC Commercial Mortage Asset Corp., Series GMAC 2003-PMSRLP
GMAC 2004-C3	GMAC Commercial Mortgage Securities, Series 2004-C3
GMAC 2005-C1	GMAC Commercial Mortgage Securities, Series 2005-C1
GMAC Healthfund I 1999-1	GMAC Healthfund I, Series 1999-1
GMAC Healthfund I 1999-2	GMAC Healthfund I, Series 1999-2
GMAC MT1 2001-A1	GMACCM Mortgage Trust I, Series 2001-A1
GMAC-CAN2002-FL1	GMAC Commercial Mortgage of Canada, Series 2002-FL1
GS 1997-GL1	GS Mortgage Securities Corp. II, Series 1997-GL1
GS 1998-C1	GS Mortgage Securities Corp. II, Series 1998-C1
GS 1998-GL2	GS Mortgage Securities Corp. II, Series 1998-GL2
GS 2001-1285	GS Mortgage Securities Corp. II, Series 2001-1285
GS 2001-GL3	GS Mortgage Securities Corp. II, Series 2001-GL III
GS 2001-Rock	GS Mortgage Securities Corp. II, Series 2001-Rock
GS 2002-GSFL5	GS Mortgage Securities Corp. II, Series 2002-GSFL V
GS 2005-GSFL7	GS Mortgage Securities Corp. II, Series 2005-GSFL VII
IPS 2003-1	IPS 2003-1
IStar 2002-1	IStar Asset Receivable Trust 2002-1
IStar 2003-1	IStar Asset Receivable Trust 2003-1
JPMC 1995-C1	JP Morgan Commercial Mortgage Finance Corp., Series 1995-C1
JPMC 1996-C2	JP Morgan Commercial Mortgage Finance Corp., Series 1996-C2
JPMC 1997-C5	JP Morgan Commercial Mortgage Finance Corp., Series 1997-C5
JPMC 2001-A	JP Morgan Chase Commercial Mortage Securities Corp., Series 2001-A
JPMC 2001-CIBC1	JP Morgan Chase Commercial Mortage Securities Corp., Series 2001-CIBC1
JPMC 2003-C1	JP Morgan Commercial Mortgage Finance Corp., Series 2003-C1
Lakewood 1995-C1	Lakewood 1995-C1
LB 1998-C1	LB Commerical Mortage Trust, Series 1998-C1
LB 1999-C1	LB Commerical Mortage Trust, Series 1999-C1
LB ABS 1994-C2	Lehman ABS Corp., Series 1994-C2
LB SASCO 1997-LL1	Lehman Brothers LLI (SASCO 1997-LL1), Series 1997-LL1

EXHIBIT II

LB UBS 2000-C4	LB-USB Commercial Mortgage Trust, Series 2000-C4
LB UBS 2001-C7	LB/UBS (SASCO) 2001-C7
LB UBS 2002-C2	LB/UBS (SASCO) 2002-C2
LB UBS 2003-C3	LB-UBS Commercial MortgageTrust, Series 2003-C3
LBUBS 2004-C7	LB-UBS Commercial Mortgage Trust, 2004-C7
LBCMT 1992-1	LBCMT 1992-1
LBCMT 1992-2	LBCMT 1992-2
LCMS 2005-MF1	LaSalle Commercial Mortgage Securities, Inc. Series 2005 MF1
LTC 1998-1	LTC REMIC Corporation (partial Special Servicer) LTC, Series 1998-1
LTT 1998-1	Liberty Tower Trust I, Series 1998-1
MCA One 1-1993	Mortgage Capital Access One, Series-1993
MCF 1996-MC1	Mortgage Capital Funding, Series 1996-MC1
MCF 1996-MC2	Mortgage Capital Funding, Series 1996-MC2
MLFA 2001-CAN5	Merrill Lynch Financial Assets, Series 2001-Canada 5
MLFA 2002-CAN7	Merrill Lynch Financial Assets, Series 2002-Canada 7
MLFA 2002-CAN8	Merrill Lynch Financial Assets, Series 2002-Canada 8
MLFA 2003-CAN10	Merrill Lynch Financial Assets, Series 2003-Canada 10
MLFA 2003-CAN11	Merrill Lynch Financial Assets, Series 2003-Canada 11
MLFA 2003-CAN9	Merrill Lynch Financial Assets, Series 2003-Canada 9
MLMI 1995-C2	Merrill Lynch Mortgage Investors, Series 1995-C2
MLMI 1998-C1-CTL	Merrill Lynch Mortgage Loans, Series 1998-C1-CTL
MLMI 1998-C2	Merrill Lynch Mortgage Investor, Series 1998-C2
MLML 1998-CAN1	Merrill Lynch Mortgage Loans, Inc. Series 1998 Canada-1
MLML 1999-CAN2	Merrill Lynch Mortgage Loans, Inc. Series 1999 Canada-2
MLML 2000-CAN3	Merrill Lynch Mortgage Loans, Inc. Series 2000 Canada-3
MLML 2000-CAN4	Merrill Lynch Mortgage Loans, Series 2000-Canada 4
MLMT 2002 MW1	Merrill Lynch Mortgage Trust Commercial Mortage, Series 2002 MW1
MS 1995-GAL1	Morgan Stanley Capital I, Series 95-GAL1
MS 1997-C1	Morgan Stanley Capital I, Series 1997-C1
MS 1997-HF1	Morgan Stanley Capital I, Series 1997-HFI
MS 1998-HF2	Morgan Stanley Capital I, Series 1998-HF2
MS 1999-WF1	Morgan Stanley Capital I, Series 1999-WF1
MSCI 2002-HQ	Morgan Stanley Capital I, Series 2002-HQ
MSCI 2004-HQ3	Morgan Stanley Capital I Inc., Series 2004-HQ3
MSCI 2004-HQ4	Morgan Stanley Capital I Inc., Series 2004-HQ4
MSCI 2005-HQ5	Morgan Stanley Capital I Inc., Series 2005-HQ5
MSDW 2000-LIFE2	Morgan Stanley Dean Witter Capital I, Series 2000-Life2
MSDW2001-FRM	MSDW (Freehold Raceway Mall Trust), Series 2001-FRM
MSDW2001-IQ	Morgan Stanley Dean Witter Capital I, Series 2001-IQ
MSDW2001-TOP1	Morgan Stanley Dean Witter Capital I, Series 2001-Top1
MSDW 2001-TOP3	Morgan Stanley Dean Witter Capital I, Series 2001-Top3
MSDW 2001-TOP5	Morgan Stanley Dean Witter Capital I, Series 2001-Top5
MSDW 2002-IQ2	Morgan Stanley Dean Witter Capital I Trust, Series 2002-IQ2
MSDW 2002-IQ3	Morgan Stanley Dean Witter Capital I, Series 2002-IQ3
MSDW 2002-TOP7	Morgan Stanley Dean Witter Capital I, Series 2002-Top7
NATIONSLINK, 1996-1	NationsLink Funding Corp., Series 1996-1
NMC 1995-M2	NationsBanc Mortgage Capital Corp, 1995-M2

EXHIBIT II

NOMURA 1996 D-2	Nomura Asset Securities Corp., 1996 D-2
NOMURA 1996-MD5	Nomura Asset Securities Corp., 1996-MD V
NOMURA 1997-D4	Nomura Asset Securities Corp., 1997-D4
OSEC 1995-1	Oregon Commercial Mortgage (OSEC), Series 1995-1
PARK 1997-C1	277 Park Avenue Finance Corp., Series 1997-C1
PM 1996-PML	Penn Mutual, Series 1996-PML
PMAC 1996-M1	PaineWebber Mortgage Acceptance Corp. IV, Series 1996-M1
PNC 2000-C1	PNC Mortgage Acceptance Corp., Series 2000-C1
Public Facility Loan Trust 1998-HUD-04	Public Facility Loan Trust, August 1988
REAL 2004-1	Real Estate Asset Liquidity Trust, 2004-1
RJ Mortgage 1993-K-A	RJ Mortgage 1993-K-A
SB 1999-C1	Salomon Brothers Mortgage Securities VII, Series 1999-C1
SB 2000-C1	Salomon Brothers Mortgage Securities VT1, Series 2000-C1
Schooner Trust 2001-1	Commercial Mortgage Origination Company of Canada, Solar 2001-1
Schooner Trust 2002-1	Commercial Mortgage Origination Company of Canada, Solar 2002-1
Schooner Trust 2003-CC1	Commercial Mortgage Origination Company of Canada, Solar 2003-CC1
SDG Macerich CMO	SDG Macerich Funding Limited Partnership, CMO
SL 1997-C1	SL Commercial Mortgage Trust(SUN LIFE), Series 1997-C1
U-Haul Self Storage 1993-1	U-Haul 1993-1
Wachovia 2002-C2	Wachovia Bank Commercial Mortgage Trust, Series 2002-C2
Wachovia 2005-C16	Wachovia Bank Commercial Mortgage Trust, Series 2005 - C16
Wachovia 2005-C18	Wachovia Bank Commercial Mortgage Trust, Series 2005 - C18

EXHIBIT III

GMAC COMMERCIAL MORTGAGE CORPORATION

MINIMUM SPECIAL SERVICING POLICY

I. DELINQUENCIES

1.
Records documenting collections efforts shall be maintained during the period a loan is in default and shall be updated at least monthly for loans in which there has been a change in status. Such records shall describe the entity's activities in monitoring delinquent loans including, for example, phone calls, letters and mortgage payment rescheduling plans in cases where the delinquency is deemed temporary (e.g. illness or unemployment).

II. INSURANCE POLICIES

1.	A fidelity bond and errors and omissions policy shall be in effect on the servicing entity throughout the reporting period in the amount of coverage represented to investors in management's assertion.